EXHIBIT 10.8

                            PERMANENT LOAN AGREEMENT


         THIS PERMANENT LOAN AGREEMENT (this "Agreement") is entered into as of June 23, 2000, by and between each of the entities signing this Agreement, more specifically identified on Schedule 1 attached hereto and made a part hereof (each a "Co-Borrower" and collectively, "Borrower"), whose address is 6415 Idlewild Road, Suite 109, Charlotte, North Carolina 28212, and Ford Motor Credit Company, a Delaware corporation ("Lender"), whose address is 6302 Fairview Road, Suite 500, Charlotte, North Carolina 28210 ("Lender's Address").

         WHEREAS, each Co-Borrower is or will be the owner of certain real property consisting of a parcel or parcels of improved real estate (collectively, "Parcels"; and individually, a "Parcel") located in various cities and states, as more particularly described in Schedule A attached hereto and as such Schedule A is amended, from time to time; and

         WHEREAS, Borrower desires to borrow up to $100,000,000.00 (the "Loan") from Lender to (i) finance the costs of acquisition of the Parcels, and (ii) amend and extend amounts disbursed under the Construction Loan (as defined herein) for various construction projects upon their completion; and

         WHEREAS, Lender desires to make the Loan to Borrower under the terms and conditions specified in this Agreement and in the Loan Documents (as defined herein); and

         WHEREAS, as a condition of the Loan, Lender requires that the Loan be guaranteed by Sonic Automotive, Inc., and cross defaulted and cross collateralized with the Construction Loan.

         NOW, THEREFORE, in consideration of the foregoing facts and the mutual covenants contained herein, Borrower and Lender hereby agree as follows:

         1. Definitions. Any terms not otherwise specifically defined herein shall have the meaning assigned to such terms in the Loan Documents. As used herein, the following terms shall have the following meanings:

                  (a) Acquisition Advance. Any advance of the proceeds of the Loan by Lender to Borrower or on behalf of Borrower to finance the costs of acquisition of a Parcel(s), not previously financed under the Construction Loan.

                  (b) Additional Properties. Any additional Parcel or Parcels occupied by a subsidiary of Guarantor, which Borrower proposes to mortgage to Lender after the date hereof, as additional security for the Loan.

                  (c) Advance. Any advance of the proceeds of the Loan by Lender to Borrower or on behalf of Borrower.

                  (d) Advance Termination Date. The last date on which Advances may be made to Borrower under the Loan, which shall be five years from the date hereof.
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                  (e) Closing Date. The date for the closing of the Loan which shall be mutually satisfactory to Borrower and Lender but in no event later than July 30, 2000.

                  (f) Construction Advance. Any advance of the proceeds of the Loan by Lender to Borrower or on behalf of Borrower to payoff amounts disbursed under the Construction Loan for various construction projects upon their completion.

                  (g) Construction Agreement. That certain Master Construction Loan Agreement (together with any and all supplements thereto) dated as of even date herewith between Lender and Borrower, including any and all amendments, modifications, renewals, increases and extensions thereof.

                  (h) Construction Loan. The construction line of credit in the maximum principal amount of $50,000,000.00 extended to Borrower from Lender pursuant to the Construction Agreement as evidenced by that certain Construction Loan Promissory Note dated as of even date herewith in the principal amount of $50,000,000.00, including any and all amendments, modifications, renewals, increases and extensions thereof.

                   (i) Deeds of Trust. Collectively, or any one or each, of the Deeds of Trust and Assignment of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing) and the Mortgages and Assignment of Leases and Rents and Security Agreement (and Financing Statement and Fixture Filing), executed in multiple counterparts dated as of even date herewith from any one or more Co-Borrower, as grantor, or mortgagor, as the case may be, to the trustees named therein, in trust for Lender, as beneficiary, or to Lender, as mortgagee, as the case may be, which will constitute a first priority lien on the Mortgaged Properties, subject only to the Permitted Encumbrances. The term "Deeds of Trust" shall also include other deeds of trust and mortgages from any one or more Co-Borrower, as grantor or mortgagor, as the case may be, dated subsequent to the date hereof, to the trustee named therein in trust for Lender, as beneficiary or to Lender as mortgagee, as the case may be, hereafter granted in connection with the Loan.

                  (j) Event of Default. As defined in Section 9 hereof.

                  (k) Guarantor. Sonic Automotive, Inc., and its respective successors and assigns.

                  (l) Guaranty. The guaranty, or collectively the guaranties, of even date herewith executed by Guarantor guaranteeing the obligations of Borrower under the Loan and the Loan Documents.

                  (m) Hazardous Materials. Any flammable explosives, radioactive materials, oil or petroleum or chemical liquids or solids, liquid or gaseous products or hazardous wastes, toxic substances and similar substances and materials, including all substances and materials defined as hazardous or toxic wastes, substances or materials under any applicable law.

                  (n) Improvements: Any and all improvements constituting a part of any Parcel, consisting of full sales and service new and used automobile dealership facilities and related improvements thereto, all as described in Schedule A attached hereto.

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                  (o) Liabilities: The principal of and interest on and all
other amounts, payments, premiums, advances and other indebtedness of Borrower to Lender due under the Loan and the Construction Loan and any and all of the covenants, promises and other obligations of Borrower to Lender under the Loan Documents, including any amendments, modifications, renewals and extensions of any of the Loan Documents.

                  (p) Loan. The mortgage loan from Lender to Borrower in the maximum principal amount of up to $100,000,000.00 (which amount includes the outstanding principal balance of the Construction Loan from time to time) including any amendments, modifications, renewals, increases and extensions thereof and any advances thereunder.

                  (q) Loan Documents: This Agreement, the Note, the Deeds of Trust, the Guaranty and any and all promissory notes, loan agreements, guaranties, assignments and other instruments from Borrower, Guarantor and others to Lender evidencing the Loan or the Construction Loan and creating or securing the Liabilities, including any amendments, modifications, renewals, increases and extensions thereof. Any one of the foregoing documents may be referred to herein as a "Loan Document".

                  (r) Material Adverse Effect: A material adverse effect upon
(i) the financial position or results or operation of Borrower or Guarantor, as applicable, (ii) the ability of Borrower or Guarantor to perform any of its obligations under the Loan Documents, or (iii) the value of the Mortgaged Properties.

                  (s) Maturity Date. The Loan shall mature ten (10) years less one day after the date hereof.

                  (t) Mortgaged Property(ies). Collectively, all of the "Mortgaged Property" as defined in each of the Deeds of Trust, which shall include the Original Properties and the Additional Properties.

                  (u) Note. The Promissory Note, made by Borrower to the order of Lender, in the principal amount of $100,000,000.00, together with all extensions, renewals, modifications and amendments thereof, secured, in part, by the Deeds of Trust.

                  (v) Original Properties. Collectively, all of the Parcels occupied by a subsidiary of Guarantor, which have been mortgaged by Borrower to Lender as of the date hereof, to secure, in part, Borrower's obligations under the Loan.

                  (w) Permitted Encumbrances. With respect to any Parcel, the encumbrances described, with particularity, in Schedule B of the Deed of Trust in respect of such Parcel.

                  (x) Related Party. Related Party shall include: (i) any spouse or immediate family member of O. Bruton Smith or B. Scott Smith or (ii) any trust, corporation, partnership or other entity, the beneficiaries, stockholders, partners, owners or persons beneficially holding the outstanding equity interest of which consist of O. Bruton Smith or B. Scott Smith and/or such other persons referred to in the immediately preceding clause (i).

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                  (y) Restrictions. All conditions, restrictions, reservations
(whether or not of record), statutes, regulations and ordinances affecting the Mortgaged Property, including, without limitation, all pollution control, environmental protection, zoning and land use regulations, building codes and all restrictions and requirements imposed by the cities where the Mortgaged Property is located and all other governmental entities with respect to the Mortgaged Property and the contemplated uses of the Mortgaged Property.

         2. The Loan. (a) Lender hereby agrees to make, and Borrower hereby agrees to accept, the Loan under the terms and conditions set forth in this Agreement and the Loan Documents. The proceeds of the Loan are to be used by Borrower to (i) to payoff amounts disbursed under the Construction Loan for various construction projects upon their completion, and (ii) acquire Mortgaged Properties (not previously financed by Lender under the Construction Loan), and such other expenses incurred in connection with the acquisition of the Mortgaged Property (not previously financed by Lender under the Construction Loan), approved by Lender, including, but not limited to title fees, title insurance premiums, legal expenses, survey expenses, recording fees, escrow fees, environmental report expenses, organizational expenses, documentation stamps and taxes and broker's commissions.

                  (b) The Loan shall be evidenced by the Note, and payment of the Loan will be secured by the Loan Documents. Reference is hereby made to the Note and the Loan Documents for particulars relating to the Loan, which provisions are incorporated herein by this reference.

                  (c) Notwithstanding the date(s) shown on any of the Loan Documents, Borrower's and Lender's obligations under the Loan Documents, except for Borrower's payment obligations for all Advances, including any initial Advance and any other Advances in respect of any Parcel, will not become effective until the date ("Effective Date") the Title Company issues its Title Policy in form and substance acceptable to Lender, insuring the lien of the Deeds of Trust on the Mortgaged Properties.

                  (d) All payments of principal and interest on the Loan shall be made without the right of set-off and without deduction of any present and future taxes, levies, duties, imposts, deductions, charges or withholdings imposed by any existing or future law, rule, regulation, treaty, directive or requirement whether or not having the force of law, which amounts shall be paid by Borrower. Borrower will pay the amounts necessary such that the gross amount of the principal and interest received by Lender is not less than that required by this Agreement and the Loan Documents. All stamp and documentary taxes shall be paid by Borrower. If, notwithstanding the foregoing, Lender pays such taxes, Borrower will reimburse Lender for the amount paid, as additional interest, within five (5) days of Lender's demand for payment. Borrower will furnish Lender official tax receipts or other evidence of payment of all such amounts.

         3. Representations and Warranties of Borrower. Each Co-Borrower hereby represents and warrants to Lender as follows, which representations will remain effective until payment in full of all amounts owing under the Loan:

                  (a) Organization; Existence. Each Co-Borrower is duly organized and validly existing under the laws of the state shown on Schedule 1 and authorized and in good standing in every state in which it conducts its business. Guarantor, is a corporation, duly organized and


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validly existing under the laws of the State of Delaware and is qualified and in good standing in every state in which it conducts its business.

                  (b) Authority. Each Co-Borrower has the power and authority to execute and deliver this Agreement, the Loan Documents and all other documents and instruments required hereunder to be executed by such Co-Borrower and to comply with the terms hereof and thereof. All of such documents have been duly authorized, executed and delivered by each Co-Borrower and constitute the legal, valid and binding obligations of each Co-Borrower, enforceable in accordance with their respective terms.

                  (c) Guaranty. Guarantor has the power to execute and deliver the Guaranty, and the Guaranty has been duly executed and delivered by Guarantor and constitutes the legal, valid and binding obligation of Guarantor, enforceable in accordance with its terms.

                  (d) Title. On or before Closing Date, each Co-Borrower, as the case may be, has, or will have, good and marketable title (or, in the case of the Original Properties located in the State of Texas, indefeasible) to the Mortgaged Properties owned by it, subject only to the Permitted Encumbrances in respect of such Mortgaged Properties.

                  (e) Restrictions. Each Co-Borrower is familiar with the "Restrictions" in respect of the Mortgaged Properties owned by it, and has obtained, or will be able to obtain, all permits, approvals, consents and other authorizations necessary under the Restrictions for the permitted uses in respect of the Mortgaged Properties owned by it. As of the date hereof, there is no violation or asserted violation of any Restrictions concerning the Mortgaged Properties or the existing or contemplated use thereof. No Co-Borrower is aware of any action or proceeding pending or threatened before any court or governmental agency with respect to the validity of any such Restrictions or any such authorizations or permits in respect of the Mortgaged Properties owned by it.

                  (f) Financial Statements. All financial statements delivered to Lender concerning Borrower and Guarantor fairly and accurately present their consolidated financial condition as of the date thereof or the period to which they relate, as the case may be and, have been prepared in accordance with generally accepted accounting principles, and there are no contingent liabilities not disclosed thereby which would materially adversely affect the consolidated financial condition of Borrower and Guarantor. Since the close of the period covered by the latest financial statement delivered to Lender with respect to Borrower and Guarantor, there have been no material adverse changes in any of their assets, liabilities or financial condition. No event has occurred, including, without limitation, any litigation or administrative proceedings, and to the knowledge of Borrower, no condition exists or is threatened, which (i) might render Borrower unable to perform its obligations hereunder or under the Loan Documents or any other document contemplated herein or therein, (ii) constitutes or, after notice or lapse of time or both, would constitute an Event of Default, or (iii) might materially adversely affect the validity or priority of the lien of the Deeds of Trust or the financial condition of Borrower or Guarantor.

                  (g) No Violation. No Co-Borrower is in violation of any agreement or instrument to which it is a party or to which any of its property is subject or of any statute, rule, regulation, judgment, decree, order, franchise or permit applicable to such Co-Borrower. Neither the entry into nor the performance of this Agreement, the Loan Documents or any other


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instrument executed by any Co-Borrower pursuant hereto or thereto will result in any violation of, or be in conflict with, or result in the creation of, or any mortgage, deed of trust, lien or encumbrance (other than those contemplated in this Agreement) upon any of the properties or assets of such Co-Borrower, or constitute a default under any mortgage, deed of trust, indenture, contract, agreement, or instrument to which any Co-Borrower is a party or to which any of its property is subject or constitute a violation of any permit, judgment, decree, order, statute, rule or regulation applicable to such Co-Borrower, or of the articles of incorporation and by laws, or articles of organization and operating agreement, or partnership certificate and partnership agreement, or other applicable organizational documents, as the case may be, of such Co-Borrower.

                  (h) Condemnation. No taking of any Mortgaged Property or any part thereof through eminent domain, conveyance in lieu thereof, condemnation or similar proceeding is pending or, to the knowledge of the Co-Borrower owning such Mortgaged Property, threatened by any governmental agency.

                  (i) Actions. There is no action, proceeding or investigation pending or, to Borrower's knowledge, threatened (or any basis therefor) which questions, directly or indirectly, the validity of the Agreement, the Loan Documents or any other document pertaining to the Loan or any action taken or to be taken pursuant hereto or thereto, or which would have a Material Adverse Effect upon Borrower, Guarantor, the Mortgaged Properties, or which could result in the forfeiture of the Mortgaged Properties.

                  (j) Legality. Borrower is engaged in no illegal activities and the intended use of the proceeds of the Loan is for legally permitted uses.

                  (k) Brokers. Borrower has not dealt with any person, firm or corporation who is or may be entitled to any finder's fee, brokerage commission, loan commission or other sum in connection with the Loan. Borrower hereby agrees to indemnify and defend Lender and hold Lender harmless against any and all loss, liability, cost or expense, including reasonable attorneys' fees, which Lender may suffer or sustain should such warranty or representation prove inaccurate in whole or in part.

                  (l) Statements. Neither this Agreement, the Loan Documents nor any document, certificate or statement furnished by or on behalf of Borrower to Lender in connection with the Loan, Borrower, Guarantor or the Mortgaged Property, whether or not referred to herein, contains any material misrepresentation or omits to state a material fact in respect of the transactions contemplated hereby.

                   (m) Hazardous Materials. Except as disclosed in any environmental audit report delivered to and approved by Lender pursuant to section 4(g) hereof, to Borrower's knowledge, no release (a "Release") of any Hazardous Materials has occurred on the Mortgaged Properties, and Borrower has not received any notice from any governmental agency or from any tenant under a lease or from any other party with respect to any such Release. Except as disclosed in any environmental audit report delivered to and approved by Lender pursuant to section 4(g) hereof, the Mortgaged Properties comply with any law, rule, regulation or order relating to industrial hygiene or environmental conditions, including soil and ground water conditions, and any law, rule, regulation or order relating to the use, generation,


                                      -6-
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and storage of any Hazardous Materials on, under or about the Mortgaged
Properties. No Hazardous Materials are manufactured or disposed on the Mortgaged Properties.

                  (n) Existing Leases and Contracts. Other than the leases listed in Exhibit A attached hereto, there are no leases or subleases affecting the Mortgaged Property. There are no contracts or agreements affecting the use, operation or maintenance of the Mortgaged Property other than those not prohibited under the terms of this Agreement.

                  (o) Non-Foreign Entity; Tax Identification Number. Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), provides that a transferee of a real property interest in the United States must withhold tax if the transferor is a foreign person. To inform Lender that the withholding of tax will not be required in the event of a disposition of the Mortgaged Property pursuant to the terms of this Agreement and the Deeds of Trust, Borrower hereby certifies that it is not a foreign person, foreign corporation, foreign partnership, foreign trust or foreign estate (as such terms are defined in the Code and the regulations promulgated thereunder) and that its principal place of business is at the address set forth for notices to Borrower herein. The tax identification number of each Co-Borrower is set forth on Schedule 1. It is agreed that Lender may disclose the contents of this certification to the Internal Revenue Service.

         4. Conditions Precedent to Advances under the Loan. Lender's obligation to make any Advance of any portion of the Loan, including the initial Advance on the Closing Date, is subject to each of the following conditions being satisfied prior to the date of such Advance:

                  (a) Amount of Advances. Lender shall have no obligation to make any Advance of less than $2,000,000.00.

                  (b) Application. Borrower provides Lender with written notice of Borrower's request for an Advance, in the form of Schedule B attached hereto and made a part hereof.

                  (c) Outstanding Principal Balance. The outstanding principal balance of the Loan, including the requested additional Advance and the outstanding principal balance of the Construction Loan, does not exceed $100,000,000.00.

                  (d) Advance Termination. The Advance requested is made on or before the Advance Termination Date.

                  (e) Advance Limitation. The amount of each Advance shall be determined as follows:

                           (i) The amount of each Acquisition Advance shall not
exceed the lesser of (1) 85% of the purchase price of the Parcel(s) as approved by Lender, or (2) 85% of the value of the Parcel(s), as determined by the most recent M.A.I. appraisal for such property, dated within one (1) year of the submission of such appraisal(s) to Lender (the "Appraisal"). Notwithstanding the foregoing, Lender may adjust the Appraisal submitted for an Advance in its sole and absolute discretion to establish an adjusted appraised value for such property (the "Adjusted Appraised Value"). The Adjusted Appraised Value of a property may be used by Lender to calculate the loan to value ratio for the requested Acquisition Advance, which Lender


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may, in its sole and absolute discretion, consider during the approval process for such Advance.

                           (ii) The amount of each Construction Advance shall
not exceed the lesser of (1) 85% of the Budget (as defined in the Construction Loan Agreement) for the Construction Project, or (2) 85% of the aggregate principal amount actually disbursed for such Construction Project .

         BORROWER ACKNOWLEDGES AND AGREES THAT BY VIRTUE OF THE FOREGOING CONDITIONS, BORROWER MAY NEVER RECEIVE ADVANCES UNDER THE LOAN EQUAL TO THE $100,000,000.00 MAXIMUM LOAN AMOUNT.

                  (f) Loan Documents. Borrower shall have executed and delivered to Lender this Agreement, the Note, the respective Co-Borrower shall have executed and delivered the Deed of Trust in respect of the Parcel(s) which are the subject of an Advance, a financing statement or statements in form and substance satisfactory to Lender and all other Loan Documents in respect of such Parcel required by Lender. Guarantor shall have executed and delivered to Lender the Guaranty in form and substance satisfactory to Lender.

                  (g) Environmental Audit Report. Prior to any Advance in respect of a Parcel, the Co-Borrower owning such Parcel shall have delivered to Lender and Lender shall have approved a written report prepared by a consultant or other person acceptable to Lender relating to the presence of Hazardous Materials, if any, in, on or around the respective Parcel(s), and confirming that all Hazardous Materials described in such report have been mitigated in accordance with the requirements of any applicable government agency.

                  (h) Entity Documents. Borrower shall have delivered to Lender and Lender shall have approved:

                           (i) Articles of Organization; Operating Agreement.
With respect to the initial Advance, copies of each Co-Borrower's articles of incorporation, articles of organization, partnership certificate or such similar documents, as the case may be, together with all amendments thereto, certified as of a recent date by the applicable Secretary of State, and certified copies of each Co-Borrower's by-laws, operating agreement, partnership agreement or such similar documents, as the case may be, together with all amendments thereto. With respect to any additional Advance in respect of any Parcel owned by a Co-Borrower, a bring-down certificate from the Co-Borrower owning such Parcel certifying (a) that there have been no changes or amendments to such Co-Borrower's articles of incorporation, articles of organization, partnership certificate or such similar documents, as the case may be, and (b) that there have been no changes or amendments to such Co-Borrower's by-laws, operating agreement, partnership agreement or such similar documents, as the case may be.

                           (ii) Authority. Copies of all necessary actions taken
by each Co-Borrower to authorize the execution, delivery and performance by such Co-Borrower of the Loan Documents to which it is a party.

                           (iii) Certificate of Good Standing. With respect to
the initial Advance, a Certificate of Good Standing on each Co-Borrower issued by the Secretary of State for the state in which each Co-Borrower was organized and for each state where a Mortgaged


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Property is located. With respect to any additional Advance in respect of any
Parcel owned by a Co-Borrower, a Certificate of Good Standing on the Co-Borrower owning such Parcel issued by the Secretary of State for the state in which such Co-Borrower is organized and for the state(s) where the subject Parcel(s) are located.

                   (i) Recordation and Title Policy. Lender shall have received the title policy or title policies, insuring the lien of each such Deed of Trust in the amount of the Loan or such other amount as Lender may require, without standard exceptions, and with the Endorsements (defined herein) (collectively, the "Title Policy") or a "Marked Commitment" (as defined in the Escrow Letter of even date herewith) in form and substance acceptable to Lender, issued by Chicago Title Insurance Company (the "Title Company") which must have a liability in the amount of the Loan, if available, insuring, as of the effective date of such Title Policy, that fee simple title to the Mortgaged Properties is vested in Borrower and that the lien of such Deed of Trust is a valid first priority lien on such Parcel(s), subject only to the Permitted Encumbrances in respect of such Parcel, and subject to an Aggregation Agreement ("Aggregation Agreement"), if available, between Lender and Title Company, in form and substance satisfactory to Lender, and containing the following Endorsements to the extent available in the applicable jurisdiction:

                  (A) Comprehensive Endorsement;

                  (B) ALTA form 3.1 Zoning Endorsement;

                  (C) Truth in Lending and Usury Endorsements;

                  (D) Tie-in Endorsements;

                  (E) Revolving Credit Endorsement;

                  (F) Future Advance Endorsement;

                  (G) Last Dollar Endorsement;

                  (H) Aggregation Endorsement;

                  (I) Tax Parcel Endorsement; and

                  (J) Such additional endorsements as may be reasonably required by Lender based upon its review of the Title Policy and survey.

                  (j) UCC Filings. Lender shall have received and approved a search of the records of the filing office, showing all financing statements and fixture filings in respect of the Parcel(s) for which an Advance is being made and the applicable Co-Borrower.

                  (k) Compliance With Loan Documents. All of the representations and warranties of Borrower in Section 3 hereof shall be true and correct, and Borrower shall be in compliance with all applicable covenants set forth in
Section 8 hereof, and Lender shall have received such documents and opinions as it may reasonably request regarding the substance


                                      -9-
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thereof. All documents and materials required by Lender shall be satisfactory in form and substance to Lender.

                  (l) Insurance. Borrower shall have delivered to Lender, and Lender shall have approved, insurance binders, policies or certificates evidencing the obtaining and premium payment of all policies of insurance required by the Deeds of Trust, and as follows:

                           (i) During the term of the Loan, the Improvements
shall be insured against physical damage under policies issued by companies satisfactory to Lender containing endorsements naming Lender as mortgagee and additional insured under a standard mortgagee clause acceptable to Lender and insuring the replacement cost of the Improvements. Such policies shall be in amounts not less than full replacement cost of the Improvements, full replacement cost being the cost of replacing the Improvements exclusive of the cost of excavation, foundations and footings below the lowest basement floor, less physical depreciation of the Improvements, and subject to a maximum deductible of $5,000 per occurrence.

                           (ii) Borrower shall obtain liability coverage
satisfactory to Lender, including public liability coverage in the minimum amount of $3,000,000.00.

                           (iii) For any Parcel(s) located in a flood-prone area
as designated by HUD, Borrower shall obtain and maintain flood insurance in an amount equal to the lesser of the principal amount of the Loan or the maximum limit of coverage available for the Parcel under the National Flood Insurance Program.

                  (m) Financial Condition. Lender shall have given final approval of the financial condition of Borrower, Guarantor and any subsidiary of Guarantor that occupies a Mortgaged Property ("Tenant").

                  (n) Survey. An ALTA (or equivalent) survey of each Parcel(s) for which an Advance is being made prepared by a licensed surveyor or civil engineer satisfactory to Lender and the Title Company in conformance with the requirements set forth in the then applicable ALTA/ACSM (or equivalent) Minimum Standard Requirements, including Items 1-4, 6-11 and 13 of Table A, and including, but not limited to, whether the Mortgaged Property is located in an area identified as a flood plain area as defined by the U.S. Department of Housing and Urban Development pursuant to the Flood Disaster Protection Act of 1973.

                  (o) Evidence of Compliance. Evidence that each Parcel in respect of which an Advance has been requested is in compliance with any applicable Restrictions, including, without limitation, evidence that (1) each such Parcel is a legal and separate lot under any applicable subdivision acts and for tax assessment purposes, and (2) Borrower has complied with all building and zoning Restrictions and possesses a certificate of occupancy for the Improvements.

                  (p) Appraisal. Lender shall have received an MAI appraisal(s) of the Parcel(s) for which an Advance has been requested dated within twelve
(12) months of the submission of such appraisal(s) to Lender.

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                  (q) Leases. Borrower shall have delivered to Lender, and
Lender shall have approved copies of any leases in respect of any Parcel(s) for which an Advance has been requested, which leases shall contain a provision subordinating the interests of the tenant thereunder to the Deed of Trust in respect of such Parcel and an agreement to attorn to Lender (Lender shall agree to recognize the rights of the tenants thereunder, provided that such tenants attorn to Lender and are not in default under such leases). Borrower, Lender and all tenants shall execute a Subordination, Non-Disturbance, and Attornment Agreement and Acknowledgment of Assignment of Rents and Leases in the form attached hereto as Schedule C.

                  (r) No Damage. No part of the Improvements have been materially injured or damaged by fire or other casualty unless Lender shall have received insurance proceeds sufficient in its judgment to effect the satisfactory restoration thereof.

                  (s) Compliance. Lender shall have received evidence satisfactory to it of compliance with all Restrictions in respect of the Parcel for which an Advance has been requested and evidence that the Improvements thereon are in compliance with such Restrictions.

                  (t) No Material Adverse Change. There shall have occurred no material adverse change in the condition of Borrower, the Guarantor, any Tenant, or in any Parcel, and no event shall have occurred which will give Lender reasonable cause to believe that the Borrower cannot carry out the terms of this Agreement and the Loan Documents.

                  (u) Legal Advance. The making of the Advance shall be legally permissible under the laws and regulations to which Lender is subject.

                  (v) Expenses. Borrower pays all of Lender's reasonable expenses related to such Advance including but not limited to appraisal fees, escrow fees, recording fees and taxes, environmental reports, legal fees and expenses and title insurance premiums.

                  (w) Default. No Event of Default shall have occurred, which has not been waived by Lender or no event or happening shall have occurred which, with the giving of notice and/or passage of time, would constitute an Event of Default and which has not been waived by Lender.

                  (x) Business Plan The Parcel(s) shall be occupied by a Tenant and Guarantor shall have submitted a dealership business plan for such Tenant acceptable to Lender.

                  (y) Site Visit. Lender has completed a site visit of the Parcel(s) and approved such Parcel(s) within thirty (30) days after Borrower has requested an Advance in respect of such Parcel(s).

                  (z) Purchase Agreement. For each Acquisition Advance, Lender shall have received and approved the purchase agreement by and between Borrower and the seller of the subject Parcel(s).

                  (aa) Conditions Solely for the Benefit of Lender. All conditions of Lender's obligation to make any Advances are solely for the benefit of Lender, its successors and assigns. No other person shall have standing to require satisfaction of any condition, and no other person shall be deemed a beneficiary of any condition or have any right to rely on any determination made by Lender, any and all of which may be freely waived in whole or in part by Lender in Lender's sole discretion.

                  (bb) Other. Any other information or material relating to the applicable Parcel(s) as reasonably requested by Lender.

                  (cc) Final Approval. Borrower's request for an Advance shall have been approved by the appropriate approval authority as established by Lender (the "Approval Authority"). Borrower acknowledges and agrees that, notwithstanding the satisfaction of each of the above referenced conditions, each and every request for an Advance under the Loan must be submitted to the Approval Authority as though Borrower were requesting a new loan, and approval of such Advance will be subject to the Approval Authority's criteria, as may be imposed on a case by case basis.

         5. Advances. Upon compliance by Borrower with all of the terms and conditions of this Agreement, and so long as no Event of Default, or event which with notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing, Lender will make Advances of the Loan from time to time as follows:

                  (a) Initial Advance. Lender shall make an initial Advance of the Loan on the Effective Date, upon satisfaction of the conditions set forth in
Section 4.

                  (b) Additional Advances. Lender shall make additional Advances of the Loan upon satisfaction of the applicable conditions set forth in Section 4.

         6. Advance Methods.

                  (a) Borrower's Account. Except as otherwise provided in this Agreement, or as mutually agreed upon between Lender and Borrower, Advances shall be made by wire transfer or check payable to Borrower or as Borrower may direct.

                  (c) Advances to Lender. Lender may, without further notice or authorization by Borrower, make Advances of the Loan to pay, as and when due, loan fees, interest, reasonable legal fees and out-of-pocket expenses of legal counsel retained by Lender and other sums from time to time due from Borrower to Lender pursuant to this Agreement. Lender shall promptly notify Borrower of each such Advance, but Lender's failure to do so shall not invalidate such Advance, affect Borrower's obligation to Lender or give rise to any right, claim or defense on the part of Borrower.

                  (d) Direct Advances to Others. Borrower hereby appoints Lender its true and lawful attorney in fact to make Advances directly, or jointly with Borrower, in Lender's sole discretion, in furtherance of the purposes of the Loan in accordance with this Agreement, to the following:

                           (i) The seller of a Mortgaged Property or other party
in payment of amounts due under the purchase price of a Parcel(s);

                           (ii) Any other person having a claim upon, or who is
a creditor with respect to, any Parcel; and

                           (iii) The Title Company, or other escrow agent.

         This power of attorney is coupled with an interest and is irrevocable. No further authorization from Borrower is necessary to authorize Lender to make such Advances, and all such Advances shall satisfy Lender's obligations hereunder to the extent of such Advances, regardless of the disposition thereof by any other party.

                  (e) Endorsement to Note. Lender shall, and is hereby authorized by Borrower to, endorse on Schedule A attached to the Note (or on a continuation of such schedule attached to the Note and made a part thereof) an appropriate notation evidencing the date and amount of each Advance, the Mortgaged Property funded with such Advance, and the monthly payment amount, provided however, that the failure of any person to make such notation on the Note shall not affect any obligations of Borrower under the Note. Any such notation shall be prima facie evidence as to the date an amount of such Advance or portion thereof, of payment or prepayment of principal and interest thereon. Any prepayment made in connection with the release of any of the Mortgaged Properties shall be evidenced on Schedule B attached to the Note.

         7. Release Provisions. (a) Partial Release of Mortgaged Property. During the term of Loan, Lender will release the lien of the Deed of Trust on any Mortgaged Property provided the following conditions are met:

                  (i) Prior to such release, Borrower provides Lender 30 days advance written notice of its request to have a certain Mortgaged Property released;

                  (ii) At the time of such release, if applicable, Borrower shall deliver to Lender an endorsement to the Title Policy insuring Lender's first lien granted under the Deeds of Trust, in form and substance satisfactory to Lender, assuring that Lender's first lien remains in full force and effect as to all Mortgaged Properties remaining subject to such Deeds of Trust, subject only to the permitted encumbrances, and is in no way adversely affected by such release, and remains in the full Loan amount;

                  (iii) Prior to such release, Borrower shall provide evidence acceptable and satisfactory to Lender demonstrating that the requested release will not violate any local, state or other governmental plat act or other governmental regulatory restriction, or any covenant, condition, restriction, limitation, zoning or other requirement applicable to any other portion of the Mortgaged Property;

                  (iv) No Event of Default on the part of Borrower or Guarantor shall have occurred and be continuing under the Loan;

                  (v) Borrower pays a Release Amount equal to the then outstanding principal balance of the Advance in respect of the Mortgaged Property being released. Upon payment of the Release Amount, the total monthly payment due under the Loan will be adjusted to reflect such payment; and

                  (vi) Borrower shall pay Lender's reasonable out of pocket expenses incurred by Lender in connection with such partial release, including but not limited to, escrow fees, legal fees and expenses, appraisal fees, recording fees and endorsements to Lender's Title Policy.

         8. Covenants of Borrower and Guarantor. In addition to the covenants contained elsewhere in this Agreement and in the other Loan Documents, each Co-Borrower and Guarantor agree as follows:

                  (a) Additional Indebtedness. During the term of the Loan, no Co-Borrower shall create or permit to exist any indebtedness (other than the Construction Loan or indebtedness incurred by such Co-Borrower to any subsidiary or affiliate, provided such indebtedness is subordinated to the Loan and upon terms satisfactory to Lender), without the prior written consent of Lender.

                  (b) Minimum Rent Coverage Ratio. During the term of the Loan, no Co-Borrower shall create or renew, or permit to exist any leases, which, at the time of inception, in the case of leases created by such Co-Borrower, or at the time the Mortgaged Property owned by it is acquired, with respect to existing leases, provide for a rental which results in the ratio of rent payable thereunder to the debt service payable in respect of that portion of the Loan advanced in respect of such Mortgaged Property to be less than 1.25:1, without the prior written consent of Lender.

                  (c) Financial Statements. Borrower shall cause to be furnished to Lender:

                           (i) At Lender's request, within 45 days after the end
of each fiscal quarter, or at such other frequency as Lender may request from time to time, the consolidated balance sheet of Borrower and Guarantor, prepared as of the end of such fiscal quarter, and its statement of profit and loss for such fiscal quarter, in such detail as Lender may reasonably request from time to time, each certified by Guarantor (or by an employee or representative acceptable to Lender) as having been prepared in accordance with accounting principles consistent with those reflected in the audited consolidated financial statements of Borrower and Guarantor and as to the truth, accuracy and completeness of the information contained therein;

                           (ii) At Lender's request, within 120 days after the
end of each of Borrower's and Guarantors' fiscal years, or at such other frequency as Lender may request from time to time, a complete executed copy of a report of an examination of their consolidated financial statements made by independent, certified public accountants selected by Guarantor and acceptable to Lender, such report to include a consolidated balance sheet and a consolidated statement of profit and loss for such year in such detail as Lender may reasonably request from time to time and an unqualified opinion to the effect that such balance sheet and statement of profit and loss fairly present the consolidated financial condition of Borrower and Guarantor and the results of their operations in conformance with generally accepted accounting principles applied on a consistent basis, except as may be described in such opinion; and

                           (iii) Such other financial or other statements
respecting the condition, operation and affairs of Borrower, Guarantor and their property as Lender may from time to time reasonably request.

                   (e) Inspection; Books and Records. Borrower and Guarantor shall keep, at its principal place of business or at its Mortgaged Property, the records, books of accounting and all other documents, reports and papers relating to the construction and operation of the Improvements. Lender shall be entitled, at any reasonable time, and on reasonable advance notice, to inspect the Mortgaged Property (including, without limitation, inspections to determine the existence of Hazardous Materials thereon and the compliance of the Mortgaged Property and its use with any law, rule or regulation relating to industrial hygiene or environmental conditions, including soil and ground water conditions and the compliance of the Borrower and Guarantor and the Mortgaged Property with the conditions and covenants set forth herein and the Loan Documents with respect to Hazardous Materials) in such a manner as to not interfere unreasonably with the conduct of business on the applicable Mortgaged Property, all records of Borrower and Guarantor relating to the Mortgaged Property, and the books and other financial records of Borrower and Guarantor and Borrower and Guarantor shall cooperate with Lender in enabling Lender to accomplish such inspection and permit Lender to make such copies as Lender may request. This authority is for Lender's protection only and Lender shall not be deemed to have assumed any responsibility to Borrower, Guarantor or any third party as a result of any such action.

                  (f) Compliance with Restrictions, Laws and Contracts. The Mortgaged Property shall be maintained in material compliance with all applicable Restrictions. Borrower shall not violate any law of any nature that could result in the forfeiture of all or any portion of any Mortgaged Property. Each Co-Borrower shall comply in all material respects with the terms of all material contracts entered into by such Co-Borrower relating to its Mortgaged Property.

                  (g) Title Exceptions. No Co-Borrower shall impose any restrictive covenants, easements, rights of way or encumbrances upon its Mortgaged Property without the prior written consent of Lender, which consent shall not be unreasonably withheld or delayed.

                  (h) Injunction Defense and Notice. If any proceedings are filed seeking to enjoin or otherwise prevent or declare invalid or unlawful the occupancy, maintenance or operation of the Mortgaged Property or any portion thereof, Borrower will give prompt written notice thereof to Lender and will cause such proceedings to be vigorously contested in good faith and, in the event of any adverse ruling or decision, prosecute all allowable appeals.

                  (i) Publicity and Advertisement. Borrower shall permit Lender to publicize its involvement in the Mortgaged Property. Borrower hereby consents to the taking of photographs and the publications thereof.

                  (j) Further Assurances. Borrower will, at the request of Lender, execute, deliver and furnish such documents or take such further action as Lender may deem reasonably necessary or desirable to evidence the Loan, perfect the security therefor, or otherwise carry out the terms of this Agreement and any of the other documents delivered to Lender in connection herewith.

                  (k) No Further Liens. All equipment, personal property, fixtures and other property owned by Borrower subject to the lien and the security interest granted to Lender in the Deeds of Trust shall be fully paid for by Borrower and no security interest, lien or other encumbrance, other than that granted to Lender and the Permitted Encumbrances, shall exist thereon.

                  (l) Removal of Liens. If at any time an encumbrance, lien or charge is placed or claimed upon the Mortgaged Property, Borrower shall satisfy and remove or vigorously contest such encumbrance, lien or charge by bonding or by other method satisfactory to Lender or cause the Title Company to provide affirmative coverage over such liens, as Lender may require. In addition to all other rights and remedies of Lender referred to in this Agreement, if such encumbrance, lien or charge is not removed within thirty (30) days, unless Borrower is contesting the same and has provided Lender a bond, title endorsement or other security, which must be acceptable to Lender, Lender, at its sole discretion, may pay off the same and Borrower shall reimburse Lender within five (5) business days of Lender's demand for payment.

                  (m) Notices Received. Each Co-Borrower shall comply with and promptly furnish to Lender true and complete copies of any notices pertaining to the Mortgaged Property owned by it by any governmental authority of the United States, the state, cities, counties, or any other political subdivision in which such Mortgaged Property is located or which exercises jurisdiction over Borrower or such Mortgaged Property. Borrower shall promptly notify Lender of any fire or other casualty or any notice of taking or eminent domain proceeding affecting the Mortgaged Property. Borrower shall promptly notify Lender of any action, proceeding or investigation of the nature described in Section 3(i) above of which it acquires notice.

                   (q) Hazardous Materials. No Co-Borrower shall cause or permit the violation of any law relating to industrial hygiene or environmental conditions in connection with the Mortgaged Property owned by it, including soil and ground water conditions; or use, generate, or store any Hazardous Materials on, under or about the Mortgaged Property, except in accordance with all applicable laws; or manufacture or dispose of any Hazardous Materials on, under or about the Mortgaged Property. For purposes of this Section 8(q), the term "Mortgaged Property" shall include the groundwater in or under the Mortgaged Property. Borrower shall not install underground storage tanks on the Land without Lender's prior written consent. Borrower shall indemnify and hold Lender harmless from any loss, liability, cost, expense and/or claim (including without limitation the cost of any fines, remedial action, damage to the environment and cleanup and the fees of attorneys and other experts) incurred by Lender arising from (i) the use, Release or disposal of any Hazardous Materials on, under or about the Mortgaged Property or the transport of any Hazardous Materials to or from the Mortgaged Property; and (ii) the violation of any law relating to industrial hygiene or environmental conditions in connection with the Mortgaged Property, including soil and ground water conditions; and (iii) the breach of any of the representations, warranties and covenants of Borrower with respect to Hazardous Materials set forth in this Agreement or any other Loan Documents.

                  (r) Restriction on Transfer. Except as expressly permitted pursuant to this Agreement, (A) O. Bruton Smith and B. Scott Smith, or a Related Party, shall continue to own, directly or indirectly, more than 50% of the combined voting power of the Guarantor's capital stock ordinarily having the right to vote at an election of directors, and (B) no Co-Borrower shall, without Lender's prior written consent, suffer, permit or enter into (i) any lease of one year or longer (other than the leases described in Schedule A), sale, transfer, assignment, agreement for deed, conveyance, hypothecation or encumbrance, whether voluntary or involuntary, of all or any part of the Mortgaged Property or any interest therein, or (ii) any sale, assignment, pledge, encumbrance or transfer to a third party of an aggregate of more than 20% of the ownership interests of a Co-Borrower, if such entity is a corporation, partnership, limited liability company or other form of ownership entity, or (iii) the seizure of the Mortgaged Property or attachment of any lien on the Mortgaged Property, whether voluntary or involuntary, which has not been removed or bonded off to Lender's satisfaction within 30 days of such attachment, then and in such event Lender may by written notice to Borrower, accelerate and declare the principal balance of the Loan and interest accrued thereon immediately due and payable notwithstanding any provision to the contrary contained in any of the documents relating to the Loan. Borrower shall notify Lender promptly in writing of any transaction or event that may give rise to a right of acceleration hereunder. Any consent by Lender, or any waiver of an event of default under this Section 10(r), shall not constitute a consent to, or waiver of any right, remedy or power of Lender under any subsequent event of default hereunder.

                  (s) Insurance. Borrower shall pay all premiums on all insurance policies required from time to time under this Agreement, and thirty
(30) days prior to expiration of any such policies, Borrower shall furnish to Lender with premiums prepaid, additional and renewal policies (or binders to be followed by policies in due course) in form, and with companies, coverage, deductibles and amounts satisfactory to Lender. In the event of failure by Borrower to provide such insurance, Lender may place insurance and treat the amounts expended therefor as Advances.

                  (t) Notice of Breach. Borrower shall promptly give to Lender notice of the occurrence of any event which does or would with the passage of time or the giving of notice, or both, constitute a default under this Agreement, any of the other Loan Documents, or have any adverse effect on any security for the Loan or on Borrower's ability to perform its obligations hereunder.

         9. Defaults by Borrower and Guarantor. In addition to the Events of Default set forth in the Deeds of Trust, the following shall also constitute an "Event of Default":

                  (a) Payment of Indebtedness. Borrower shall default in the due and punctual payment of all or any portion of any installment of the Indebtedness as and when the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment or by acceleration or otherwise, and such default shall continue for a period of ten days after written notice thereof by Lender to Borrower.

                  (b) Performance of Obligations. Borrower or Guarantor shall default in the due observance or performance of any of the Obligations other than payment of money and such default shall not be curable, or if curable shall continue for a period of thirty (30) days after written notice thereof from Lender to Borrower (unless such default, if curable, requires work to be performed, acts to be done or conditions to be remedied which by their nature cannot be performed, done or remedied, as the case may be, within such thirty
(30) day period and Borrower shall commence to cure such default within such thirty (30) day period and shall thereafter diligently and continuously process the same to completion but in no event shall the period for cure exceed one hundred twenty (120) days unless otherwise agreed by Lender).

                  (c) Bankruptcy, Receivership, Insolvency, Etc. Voluntary or involuntary proceedings under the Federal Bankruptcy Code, as amended, shall be commenced by or against Borrower or Guarantor, or bankruptcy, receivership, insolvency, reorganization, dissolution, liquidation or other similar proceedings shall be instituted by or against Borrower or Guarantor with respect to all or any part of Borrower's or Guarantor's property under the Federal Bankruptcy Code, as amended, or other law of the United States or of any state or other competent jurisdiction.

                  (d) False Representation. Any representation or warranty made by or on behalf of Borrower or Guarantor in, under or pursuant to this Agreement, the Loan Documents, any other agreement between Borrower, Guarantor and Lender, any report, certificate, financial statement or other statement furnished to Lender, shall prove to have been false or misleading in any material respect as of the date on which such representation or warranty was made.

                  (e) Default under Other Agreements. A default shall occur under the Loan Documents, the Construction Loan or any other agreement between Borrower and Lender; or any other indebtedness of Borrower to Lender shall be accelerated under the terms of the instrument evidencing such indebtedness as a result of a default by Borrower; or payment of any other indebtedness of Borrower to Lender which is payable on demand shall be demanded.

                  (f) Judgment. If a final judgment for the payment of money in excess of Twenty-Five Thousand Dollars ($25,000.00) shall be rendered against Borrower or a final judgment for the payment of money in excess of Two Hundred Fifty Thousand Dollars ($250,000.00) shall be rendered against Guarantor, and either of the same shall remain unpaid for a period of sixty (60) consecutive days during which period execution shall not be effectively stayed.

         10. Remedies. (a) Upon the occurrence and during the continuance of any Event of Default, in addition to those remedies provided in the Deeds of Trust, Lender shall be entitled to terminate its obligation to make Advances hereunder, declare all sums evidenced by the Note and secured by the other Loan Documents to be immediately due and payable and to enforce all of its rights and remedies contained in this Agreement, the Deeds of Trust, Guaranty and other Loan Documents, or otherwise provided by law or equity. Each right and remedy provided in this Agreement or the other Loan Documents is distinct and cumulative to all other rights or remedies under this Agreement and the other Loan Documents, or afforded by law or equity, and may be exercised concurrently, independently, or successively, in any order whatsoever.

                  (b) Power of Attorney. If an Event of Default occurs and is continuing, Borrower hereby constitutes and appoints Lender its true and lawful attorney in fact with the power and authority, including full power of substitution, to, in its sole discretion to: (i) prosecute and defend all actions and proceedings in connection with the Property; and (ii) execute, acknowledge and deliver all instruments and documents in the name of Borrower as Lender deems proper which may be necessary or desirable, and to do any and every act with respect to the Property which Borrower might do on its own behalf. This power of attorney is a power coupled with an interest and cannot be revoked.

                  (c) Disclaimer. No Advance of Loan funds by Lender will cure any default of Borrower or Guarantor unless Lender agrees otherwise in writing. Whether or not Lender elects to employ any or all of the remedies available to it, Lender shall not be liable for payment of any expenses incurred in connection with the exercise of any remedy available to Lender or for the performance or non-performance of any obligation of Borrower and Guarantor, except to the extent caused by the gross negligence or willful misconduct of Lender.

         11. Miscellaneous Provisions.

                  (a) Notice. All notices, demands, requests and other communications required under the Loan Documents shall be in writing and shall be deemed to have been properly given if sent by U. S. certified or registered mail, postage prepaid, addressed to the party for whom it is intended at the Borrower's address, the Lender's address, or the Guarantor's address, as the case may be, to the attention of the person indicated below, with copies as indicated below. Any party may designate a change of address by written notice to the other, giving at least ten (10) business days before such change of address is to become effective.

         If to any Co-Borrower:     Applicable Co-Borrower
                                    6415 Idlewild Road, Suite 109
                                    Charlotte, North Carolina 28212
                                    Attention:  Stephen K. Coss

         With a copy to:            Douglas E. Wambach, Esq.
                                    Burke, Warren, MacKay & Serritella, P.C.
                                    22nd Floor, IBM Plaza
                                    330 North Wabash Avenue
                                    Chicago, Illinois 60611-3607

         If to Lender:              Ford Motor Credit Company
                                    The American Road
                                    P. O. Box 6044
                                    Dearborn, Michigan  48121-6044
                                    Attention:  Marlene Martel, Esq.

         With a copy to:            Ford Motor Credit Company
                                    6302 Fairview Road, Suite 500
                                    Charlotte, North Carolina 28210
                                    Attention: Branch Manager
                                    Charlotte Branch

         With a copy to:            Ford Motor Credit Company
                                    1455 Lincoln Parkway, Suite 400
                                    Atlanta, Georgia 30346
                                    Attention:  William J. Beck IV,
                                    National Account Manager

         If to Guarantor:           Sonic Automotive, Inc.
                                    6415 Idlewild Road, Suite 109
                                    Charlotte, North Carolina 28212
                                    Attention:  Theodore M. Wright

                  (b) No Assignment. Borrower shall not assign any of its rights under this Agreement without the prior written consent of Lender, which consent may be granted or denied by Lender in its sole and absolute discretion, and any purported assignment in violation of this Section without such prior written consent shall be void.

                  (c) Time. Time is of the essence hereunder.

                  (d) Headings. The captions and headings of various sections of this Agreement are for convenience only and are not to be considered as defining and limiting in any way the scope or intent of the provisions hereof.

                  (e) Successors. This Agreement shall be binding upon and shall inure to the benefit of all successors and permitted assigns of the parties.

                  (f) No Partnership; Indemnity. Lender shall not be deemed to be a partner or joint venturer with Borrower in connection with the Loan or any action taken under this Agreement and Borrower shall indemnify, hold Lender harmless and defend Lender from and against any and all loss, cost, damage, expense or liability, including reasonable attorneys' fees, arising out of or resulting from such a construction of the parties and their relationship or resulting from any actual or alleged defect in the construction of the Improvements, except to the extent caused by the gross negligence or willful misconduct of Lender. None of the rights granted to Lender under the Loan Documents shall be deemed to diminish or substitute for Borrower's management powers and responsibilities with respect to the Mortgaged Property, and the existence of, and/or Lender's exercise of such rights shall not constitute participation in management by Lender. This provisions of this Section shall survive completion of construction of the Improvements and payment of the Loan.

                  (g) Effectiveness. This Agreement shall continue in full force and effect so long as Borrower remains obligated to Lender under the Loan.

                  (h) No Waiver. No failure on Lender's part at any time to require the performance by Borrower of any term of this Agreement shall in any way affect Lender's rights to subsequently enforce such term, nor shall any omission on Lender's part to notify Borrower of any event which with notice or the passage of time or both would constitute an Event of Default be construed as a waiver of such Event of Default or any right or remedy of Lender, nor shall any waiver by Lender of any term hereof be taken or held to be a waiver of any other term hereof.

                  (i) Governing Law. This Agreement shall be interpreted and enforced under the laws of the State of North Carolina.

                  (j) Waiver of Right to Trial by Jury. To facilitate each party's desire to resolve disputes in an efficient and economical manner, each party to this Agreement hereby expressly waives any right to trial by jury of any claim, demand, action or cause of action (i) arising under this Agreement or any other Loan Documents, or (ii) in any way connected with or related or incidental to the dealings of the parties hereto or any of them with respect to this Agreement or any other Loan Documents, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether arising in contract or tort or otherwise. Each party hereby agrees and consents that any such claim, demand, action or cause of action shall be decided by court trial without a jury, and that any party to this Agreement may file an original counterpart or a copy of this Section with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

                  (k) Complete Agreement. The parties hereto hereby represent and acknowledge that the Loan Documents are fully integrated and contain the complete understanding and agreements of the parties with respect to the Loan and all matters relative thereto and accurately reflect the intentions of the parties. All prior agreements, negotiations, drafts and other extrinsic communications relating thereto have been incorporated into or are superseded by the terms of the Loan Documents and have no further significance or evidentiary effect.

                  (l) Counterparts. This Agreement may be executed in one or more counterparts, each of which together shall constitute one and the same instrument.

                  (m) Lender's Advances. All expenditures by Lender permitted under this Agreement and any other Loan Documents shall be deemed to be Advances under the Loan from the date made. In the event the total Advances under the Loan exceed the maximum amount of the Loan, Borrower and Lender acknowledge and authorize that such excess amount shall be deemed an additional loan to Borrower, payable within five (5) business days of Lender's demand for payment, secured by the Deeds of Trust and bearing interest at the Default Rate (as defined in the Note) if not timely repaid.

                  (n) Attorneys' Fees. In the event that an attorney be employed or expenses be incurred to compel payment of the Loan or any portion thereof or in connection with any default hereunder or under any other Loan Documents whether or not any action or proceeding is commenced by Lender, Borrower promises to pay all such reasonable expenses and attorneys' fees, including but not limited to, attorneys' fees incurred in any bankruptcy (including, without limitation, an action for relief from the automatic stay of any bankruptcy proceeding) or judicial or non-judicial foreclosure proceedings.

                  Notwithstanding anything contained in this Agreement or any other current or future document evidencing, securing or otherwise relating to the obligations of Borrower to Lender, no person shall have any obligation (nor shall any proceeds of any foreclosure be used) to reimburse any other person for attorneys' fees other than those which are:

                  1. Reasonable in amount;

                  2. Determined without reference to any statutory presumption;

                  3. Based upon the actual time expended and the standard hourly rate of the attorneys and paralegals performing the tasks.

                  Furthermore, no person shall be obligated to reimburse any other person for attorneys' fees of in-house counsel.

                  (o) Severability. In the event any one or more of the provisions contained in this Agreement, or in any of the other Loan Documents shall for any reason be held to be invalid, illegal or unenforceable in any respect by a court of competent jurisdiction, such invalidity, illegality or unenforceability shall at the option of Lender, not affect any other provision of this Agreement, or any such other Loan Documents, and this Agreement and any such other Loan Documents shall be construed as if such invalid, illegal or unenforceable provision had never been contained therein.

                  (p) Set-Off. Without limitation of any other right or remedy of Lender hereunder or provided by law, any indebtedness now or hereafter owing to Lender by Borrower (including, without limitation, any amounts on deposit in any demand, time, savings, or like account maintained by Borrower with Lender) may be offset and applied by Lender hereunder, or under the Note, the Deeds of Trust or the other Loan Documents.

                  (q) No Violation. Notwithstanding anything in this Agreement or to the contrary, Lender will not be required to make any Advance or perform any other act under this Agreement if as a result thereof, Lender will violate any law, statute, ordinance, rule, regulation or judicial decision applicable thereto.

                  THIS LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR AGREEMENTS OF THE PARTIES.


         IN WITNESS WHEREOF, Borrower and Lender have executed this Agreement, under seal, as of the date first above written.


                              FORD MOTOR CREDIT COMPANY,
                              a Delaware corporation


                              By      /s/  W. J. Beck IV
                                   ---------------------
                                   William J. Beck IV,
                                   National Account Manager


                                SRE HOLDING, LLC, a North Carolina
                                         limited liability company,
                                SREALESTATE ARIZONA - 1, LLC,
                                         an Arizona limited liability company,
                                SREALESTATE ARIZONA - 2, LLC,
                                         an Arizona limited liability company,
                                SREALESTATE ARIZONA - 3, LLC,
                                         an Arizona limited liability company,
                                SREALESTATE ARIZONA - 4, LLC,
                                         an Arizona limited liability company,
                                SRE ALABAMA - 1, LLC,
                                         an Alabama limited liability
                                         company,
                                SRE ALABAMA - 2, LLC,
                                         an Alabama limited liability
                                         company,
                                SRE ALABAMA - 3, LLC,
                                         an Alabama limited liability
                                         company,
                                SRE SOUTH CAROLINA - 1, a South
                                         Carolina limited liability company,
                                SRE SOUTH CAROLINA - 2, a South
                                         Carolina limited liability company,
                                SRE VIRGINIA - 1, LLC, a Virginia
                                         limited liability company,

                                SRE TENNESSEE - 1, LLC, a Tennessee
                                         limited liability company,

                                SRE TENNESSEE - 2, LLC, a Tennessee
                                         limited liability company, and
                                SRE TENNESSEE - 3, LLC, a Tennessee
                                         limited liability company

                                By:/s/ B. Scott Smith   (SEAL)
                                   ---------------------
                                         B. Scott Smith, Vice President
                                         of each of the companies

                                Attest:     /s/ Stephen K. Coss
                                         ----------------------
                                         Stephen K. Coss, Secretary
                                         of each of the companies


                                SRE FLORIDA - 1, LLC, a Florida
                                         limited liability company,
                                SRE FLORIDA - 2, LLC, a Florida
                                         limited liability company,
                                SRE FLORIDA - 3, LLC, a Florida
                                         limited liability company,
                                SRE NEVADA - 1, LLC, a Nevada
                                         limited liability company,
                                SRE NEVADA - 2, LLC, a Nevada
                                         limited liability company, and
                                SRE NEVADA - 3, LLC, a Nevada
                                         limited liability company


                                By:          /s/ B. Scott Smith    (SEAL)
                                         --------------------------
                                         B. Scott Smith,
                                         President of each of the companies


                                Attest:      /s/ Stephen K. Coss
                                         -----------------------
                                         Stephen K. Coss,
                                         Secretary of each of the companies

                                SRE GEORGIA - 1, L.P.,
                                         a Georgia limited partnership,
                                SRE GEORGIA - 2, L.P.,
                                         a Georgia limited partnership, and
                                SRE GEORGIA - 3, L.P.,
                                         a Georgia limited partnership

                                By:      SONIC AUTOMOTIVE OF
                                         GEORGIA, a Georgia
                                         Corporation, the General Partner of
                                         each of the partnerships


                                         By:         /s/ B. Scott Smith   (SEAL)
                                                  ------------------------
                                                  B. Scott Smith,
                                                  Vice President

                                         Attest:     /s/  Stephen K. Coss
                                                  -----------------------
                                                  Stephen K. Coss,
                                                  Secretary

                                SRE TEXAS - 1, L.P.,
                                         a Texas limited partnership,
                                SRE TEXAS - 2, L.P.,
                                         a Texas limited partnership, and
                                SRE TEXAS - 3, L.P.,
                                         a Texas limited partnership

                                By:      SONIC OF TEXAS, INC.,
                                         a Texas corporation, the
                                         General Partner of each of the
                                         Partnerships

                                         By:          /s/ B. Scott Smith  (SEAL)
                                                  ------------------------
                                                  B. Scott Smith,
                                                  Vice President

                                         Attest:     /s/ Stephen K. Coss
                                                  ----------------------
                                                  Stephen K. Coss,
                                                  Secretary

Guarantor joins in the execution of this Agreement for the purpose of acknowledging and agreeing to the provisions contained herein applicable to Guarantor.


                                     SONIC AUTOMOTIVE, INC.,
                                     a Delaware corporation

                                     By:        /s/ B. Scott Smith        (SEAL)
                                          --------------------------------
                                          B. Scott Smith, President

                                     Attest:         /s/ Stephen K. Coss
                                                ------------------------
                                                Stephen K. Coss, Secretary

                                   SCHEDULE 1



1.       SRE Alabama - 1, LLC, an Alabama limited liability company

2.       SRE Alabama - 2, LLC, an Alabama limited liability company

3.       SRE Alabama - 3, LLC, an Alabama limited liability company

4.       SRealEstate Arizona - 1, LLC, an Arizona limited liability company

5.       SRealEstate Arizona - 2, LLC, an Arizona limited liability company

6.       SRealEstate Arizona - 3, LLC, an Arizona limited liability company

7.       SRealEstate Arizona - 4, LLC, an Arizona limited liability company

8.       SRE Florida - 1, LLC, a Florida limited liability company

9.       SRE Florida - 2, LLC, a Florida limited liability company

10.      SRE Florida - 3, LLC, a Florida limited liability company

11.      SRE Georgia - 1, L.P., a Georgia limited partnership

12.      SRE Georgia - 2, L.P., a Georgia limited partnership

13.      SRE Georgia - 3, L.P., a Georgia limited partnership

14.      SRE Holding, LLC, a North Carolina limited liability company

15.      SRE Nevada - 1, LLC, a Nevada limited liability company

16.      SRE Nevada - 2, LLC, a Nevada limited liability company

17.      SRE Nevada - 3, LLC, a Nevada limited liability company

18.      SRE South Carolina - 1, LLC, a South Carolina limited liability company

19.      SRE South Carolina - 2, LLC, a South Carolina limited liability company

20.      SRE Tennessee - 1, LLC, a Tennessee limited liability company

21.      SRE Tennessee - 2, LLC, a Tennessee limited liability company

22.      SRE Tennessee - 3, LLC, a Tennessee limited liability company

23.      SRE Texas - 1, L.P., a Texas limited partnership

24.      SRE Texas - 2, L.P., a Texas limited partnership

25.      SRE Texas - 3, L.P., a Texas limited partnership

26.      SRE Virginia - 1, LLC, a Virginia limited liability company

                                      -29-